POWERSHARES EXCHANGE-TRADED FUND TRUST

Supplement Dated November 29, 2006 to the Prospectus dated August 30, 2006 of each Fund listed below:

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares Value Line Timeliness(TM) Select Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Zacks Small Cap Portfolio

(each, a "Fund")

The penultimate sentence in the first paragraph of the section titled "PowerShares Golden Dragon Halter USX China Portfolio—Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby removed and replaced with the following:

  As of June 30, 2006, the China Index included companies with a market capitalization range of between approximately $700 million and $193 billion.

The penultimate sentence in the first paragraph of the section titled "PowerShares Value Line Timeliness(TM) Select Portfolio—Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby removed and replaced with the following:

  As of June 30, 2006, the Value Line Index included companies with a market capitalization range of between approximately $650 million and $88 billion.

The penultimate sentence in the first paragraph of the section titled "PowerShares Zacks Small Cap Portfolio—Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby removed and replaced with the following:

  As of June 30, 2006, the Zacks Small Cap Index included companies with a market capitalization range of between approximately $200 million and $2.5 billion.

Please Retain This Supplement For Future Reference.